9



                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) November 30, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of November 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-22)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

       New Jersey                 33-5042         21-0627285
    (State or other jurisdiction (Commission   (I.R.S. Employer
        of incorporation)        File Number) Identification No.)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




 Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On November 30, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-22 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-22") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated November 23, 1998.

The original principal balance of each Class of the Certificates is as follows:

       Class A1                                   $196,733,112.00
       Class A2                                     $1,008,959.00
       Class B1                                       $504,000.00
       Class B2                                       $505,000.00
       Class B3                                       $807,000.00
       Class B4                                       $404,000.00
       Class B5                                       $302,837.25
       Class M                                      $1,513,000.00
       Class PO                                        $13,827.97
       Class R                                            $100.00
                                                  ---------------
       Total:                                     $201,791,836.22



The initial Junior Percentage and initial Senior Percentage for Pool 1998-22 are approximately 2.00% and 98.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-22 as of the initial issuance of the Certificates are $100,000.00, $2,017,918.00 and $2,250,981.00, respectively, representing approximately .05%, 1.00%, and 1.12%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of November 1, 1998 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-22

Pool 1998-22 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $201,791,836.22.

The interest rates (the "Mortgage Rates") borne by the 644 Mortgage Loans conveyed by GECMSI to Pool 1998-22 range from 6.0000% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.0055% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-22 ranged from $27,450.00 to $1,150,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-22 is $313,341.36, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-22 is October 1992, and the latest scheduled maturity date of any such Mortgage Loan is November 2013. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-22 is 66.2189%.


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



The Mortgage Loans in Pool 1998-22 have the following characteristics as of the Cut-off Date.

The following table sets forth information, as of the Cut-off
Date, with respect to the Mortgage Rates borne by the Mortgage
Loans in Pool 1998-22:

                                        AGGREGATE                        % OF
                                         BALANCES                     POOL BY
 MORTGAGE           # OF                    AS OF                   AGGREGATE
    RATES          LOANS             CUT-OFF DATE                     BALANCE
 --------          -----             ------------                   ---------
  6.0000%              1              $254,000.00                     0.1259%
  6.1250%              1              $271,074.63                     0.1343%
  6.2500%              4              $957,927.20                     0.4747%
  6.3750%              7            $2,260,405.40                     1.1202%
  6.5000%             24            $7,074,781.25                     3.5060%
  6.6250%             30           $10,429,766.01                     5.1686%
  6.7500%             69           $22,396,592.33                    11.0989%
  6.8750%            128           $43,980,295.91                    21.7948%
  7.0000%            111           $38,968,280.47                    19.3111%
  7.1250%             85           $28,423,607.85                    14.0856%
  7.2500%             68           $20,628,101.72                    10.2225%
  7.3750%             43           $11,324,205.66                     5.6118%
  7.5000%             24            $5,805,671.89                     2.8771%
  7.6250%             23            $5,949,487.20                     2.9483%
  7.7500%              9            $1,316,395.02                     0.6524%
  7.8750%              8              $941,780.02                     0.4667%
  8.0000%              6              $619,576.27                     0.3070%
  8.2500%              2               $86,746.33                     0.0430%
  8.6250%              1              $103,141.06                     0.0511%
                   -----          ---------------                   ---------
    Total            644          $201,791,836.22                   100.0000%


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


b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-22 :

                                                   AGGREGATE            % OF
                                                    BALANCES         POOL BY
           ORIGINAL           # OF                     AS OF       AGGREGATE
           BALANCES          LOANS              CUT-OFF DATE         BALANCE
           --------          -----              ------------       ---------
 $      0 - 227,150            112            $13,210,808.60         6.5468%
 $227,151 - 250,000             45            $10,934,153.21         5.4185%
 $250,001 - 300,000            181            $49,616,312.56        24.5878%
 $300,001 - 350,000            110            $35,544,164.39        17.6143%
 $350,001 - 400,000             75            $28,076,437.18        13.9136%
 $400,001 - 450,000             30            $12,658,863.41         6.2732%
 $450,001 - 600,000             64            $32,360,215.86        16.0364%
 $600,001 - 650,000             20            $12,651,327.52         6.2695%
 $650,001 - 1,000,000 +          7             $6,739,553.49         3.3399%
                              ----           ---------------       ---------
                  Total        644           $201,791,836.22       100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-22 is
$1,125,490.28.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-22 is
$27,450.00.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-22:

                                              AGGREGATE              % OF
                                               BALANCES           POOL BY
    YEAR OF             # OF                      AS OF         AGGREGATE
ORIGINATION            LOANS               CUT-OFF DATE           BALANCE
-----------            -----               ------------         ---------
       1992                1                $254,198.64           0.1260%
       1993                1                $222,730.05           0.1104%
       1998              642            $201,314,907.53          99.7636%
                         ---            ---------------          -------
      Total              644            $201,791,836.22         100.0000%


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



d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-22:

       LOAN-                            AGGREGATE               % OF
     TO-VALUE                            BALANCES            POOL BY
     RATIO AT         # OF                  AS OF          AGGREGATE
    ORIGINATION      LOANS           CUT-OFF DATE            BALANCE
    -----------      -----           ------------          ---------
 00.000 - 50.00         93         $30,969,849.40           15.3474%
 50.001 - 60.00         87         $26,124,516.80           12.9463%
 60.001 - 70.00        150         $51,275,101.95           25.4099%
 70.001 - 75.00        103         $32,169,832.75           15.9421%
 75.001 - 80.00        184         $55,323,919.87           27.4164%
 80.001 - 85.00          6          $1,225,167.13            0.6071%
 85.001 - 90.00         14          $3,246,111.85            1.6086%
 90.001 - 95.00          7          $1,457,336.47            0.7222%
                       ---        ---------------          ---------
      Total            644        $201,791,836.22          100.0000%

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-22:

                                       AGGREGATE             % OF
                                        BALANCES          POOL BY
TYPE OF              # OF                  AS OF        AGGREGATE
DWELLING            LOANS           CUT-OFF DATE          BALANCE
--------            -----           ------------        ---------
Single-family         591        $188,154,633.93         93.2420%
 detached
Single-family          12          $2,936,933.93          1.4554%
 attached
Condominium            29          $8,555,180.58          4.2396%
2 - 4 Family Units     12          $2,145,087.78          1.0630%
                      ---        ---------------        ---------
Total                 644        $201,791,836.22        100.0000%

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-22:

                                              AGGREGATE               % OF
                                               BALANCES            POOL BY
                        # OF                      AS OF          AGGREGATE
OCCUPANCY              LOANS               CUT-OFF DATE            BALANCE
---------              -----               ------------          ---------
Owner Occupied           602            $193,711,896.17           95.9959%
Vacation                  19              $4,933,827.89            2.4450%
Investment                23              $3,146,112.16            1.5591%
                         ---            ---------------          ---------
Total                    644            $201,791,836.22          100.0000%


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


g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1998-22:

                                              AGGREGATE               % OF
                                               BALANCES            POOL BY
                      # OF                        AS OF          AGGREGATE
STATE                LOANS                 CUT-OFF DATE            BALANCE
-----                -----                 ------------          ---------
Alabama                  3                  $525,966.94            0.2606%
Alaska                   1                  $519,725.21            0.2576%
Arizona                 17                $5,925,382.51            2.9364%
California             234               $77,508,924.91           38.4104%
Colorado                26                $8,160,604.81            4.0441%
Connecticut              9                $2,763,540.09            1.3695%
Delaware                 1                  $342,793.02            0.1699%
Florida                 24                $8,551,449.82            4.2378%
Georgia                 24                $7,425,335.40            3.6797%
Hawaii                   2                  $421,920.41            0.2091%
Illinois                20                $6,004,090.43            2.9754%
Indiana                  7                $1,720,900.64            0.8528%
Iowa                     3                  $906,625.74            0.4493%
Kansas                   1                  $147,083.50            0.0729%
Maine                    1                  $137,484.11            0.0681%
Maryland                15                $4,402,665.95            2.1818%
Massachusetts           27                $8,175,204.54            4.0513%
Michigan                11                $4,352,580.65            2.1570%
Minnesota               16                $4,035,988.20            2.0001%
Missouri                12                $3,532,363.73            1.7505%
Montana                  1                  $259,161.73            0.1284%
Nevada                   3                  $855,224.69            0.4238%
New Hampshire            4                $1,076,226.90            0.5333%
New Jersey              18                $4,842,779.74            2.3999%
New Mexico               3                  $703,327.31            0.3485%
New York                12                $3,862,381.75            1.9140%
North Carolina           9                $1,448,890.12            0.7180%
Ohio                    14                $4,633,825.79            2.2963%
Oklahoma                 4                  $951,136.50            0.4713%
Oregon                   2                  $675,059.30            0.3345%
Pennsylvania             9                $2,778,062.88            1.3767%
Rhode Island             4                $1,582,103.92            0.7840%
South Carolina           2                  $556,553.83            0.2758%
South Dakota             1                  $249,193.98            0.1235%
Tennessee                9                $2,775,953.48            1.3757%
Texas                   37               $10,052,190.28            4.9815%
Utah                     4                $1,673,085.44            0.8291%
Vermont                  4                  $664,722.04            0.3294%
Virginia                22                $6,657,296.13            3.2991%
Washington              14                $4,926,365.89            2.4413%


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

Wisconsin               12                $4,405,582.55            2.1832%
Wyoming                  2                  $602,081.36            0.2984%
                       ---              --------------           ---------
Total                  644              $201,791,836.22          100.0000%


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



h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1998-22:

                                          AGGREGATE              % OF
                                           BALANCES           POOL BY
 YEAR OF            # OF                      AS OF         AGGREGATE
MATURITY           LOANS               CUT-OFF DATE           BALANCE
--------           -----               ------------         ---------
    2008               8              $1,546,703.63           0.7665%
    2013             636            $200,245,132.59          99.2335%
                     ---            ---------------         ---------
   Total             644            $201,791,836.22         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-22 calculated as of the Cut-off Date is 177 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Mortgage Loans in Pool
1998-22:


                                              AGGREGATE           % OF
                                               BALANCES        POOL BY
PURPOSE                   # OF                    AS OF      AGGREGATE
OF LOAN                  LOANS             CUT-OFF DATE        BALANCE
-------                  -----             ------------      ---------
Purchase                   168           $51,498,537.25       25.5206%
Rate Term/Refinance        360          $116,440,841.79       57.7035%
Cash-out Refinance         116           $33,852,457.18       16.7759%
                           ---          ---------------      ---------
Total                      644          $201,791,836.22      100.0000%


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



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-22 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch , Pierce, Fenner & Smith Incorporated.

1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-22 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc..

4.1  The Pooling and Servicing Agreement for the Series 1998-22
     Certificates, dated as of November 1, 1998, between GE
     Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.


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






                            SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.



                                      By:   /s/ Syed W. Ali
                                         --------------------------
                                      Name:    Syed W. Ali
                                      Title:   Vice President







Dated as of November 30, 1998


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





                            SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GE Capital Mortgage Services, Inc.



                                      By:
                                         --------------------------
                                      Name:    Syed W. Ali
                                      Title:   Vice President




Dated as of November 30, 1998


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



                          EXHIBIT INDEX




The exhibits are being filed herewith:



EXHIBIT NO.                       DESCRIPTION                             PAGE
-----------                       -----------                             ----


1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-22 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.2 The Underwriting Agreement, dated as of May 22, 1996, and the related Terms Agreement, dated as of November 23, 1998, for certain of the Series 1998-22 Certificates between GE Capital Mortgage Services, Inc. and Lehman Brothers Inc..

4.1 The Pooling and Servicing Agreement for the Series 1998-22 Certificates, dated as of November 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.




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